UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 23, 2003

NEW CENTURY FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22633	33-0683629
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 440-7030

Former name or former address, if changed since last report: N/A

ITEM 5.	OTHER EVENTS

On September 23, 2003, New Century Financial Corporation issued a press release announcing that New Century Mortgage Corporation, one of New Century Financial Corporation’s subsidiaries, settled a lawsuit it had filed against Encore Credit Corp. The press release is filed as an exhibit to this current report and is incorporated herein by reference.

ITEM 7.	EXHIBITS

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated September 23, 2003, issued by New Century Financial Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY FINANCIAL CORPORATION

September 25, 2003	By:	/s/ ROBERT K. COLE
Robert K. Cole Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.
99.1	Press Release, dated September 23, 2003, issued by New Century Financial Corporation